UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 20, 2026

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North Carpenter Street
Chicago, Illinois
(Address of Principal Executive Offices)
60607
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MCD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

McDonald’s Corporation (the “Company”) held its 2026 Annual Shareholders’ Meeting (the “Annual Meeting”) on May 20, 2026. Set forth below are the final, certified voting results for each proposal presented at the Annual Meeting, as reported by Broadridge Financial Solutions, Inc., the Company’s independent inspector of election.

Proposal 1: The election of 12 nominees to the Company’s Board of Directors, each to hold office until the Company’s 2027 Annual Shareholders’ Meeting and until his or her successor has been elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
Anthony Capuano	501,940,842	2,102,336	987,943	91,259,572
Kareem Daniel	497,509,550	6,344,021	1,177,550	91,259,572
Lloyd Dean	484,374,480	19,370,848	1,285,793	91,259,572
Catherine Engelbert	495,915,159	8,230,906	885,056	91,259,572
James Farley, Jr.	498,708,169	5,384,413	938,539	91,259,572
Margaret Georgiadis	488,380,513	15,542,749	1,107,859	91,259,572
Michael Hsu	481,015,122	23,014,723	1,001,276	91,259,572
Christopher Kempczinski	465,293,316	38,754,428	983,377	91,259,572
Jennifer Taubert	502,152,987	1,997,241	880,893	91,259,572
Paul Walsh	491,761,801	12,189,461	1,079,859	91,259,572
Amy Weaver	493,026,833	10,633,738	1,370,550	91,259,572
Miles White	480,186,802	23,794,164	1,050,155	91,259,572

Proposal 2: An advisory proposal to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
478,236,845	24,626,761	2,167,515	91,259,572

Proposal 3: An advisory proposal to ratify the appointment of Ernst & Young LLP as independent auditor for 2026.

For	Against	Abstain	Broker Non-Votes
564,418,960	30,747,919	1,123,814	0

Proposal 4: An advisory shareholder proposal to adopt a policy for an Independent Chair.

For	Against	Abstain	Broker Non-Votes
109,660,842	390,230,525	5,139,754	91,259,572

Proposal 5: An advisory shareholder proposal regarding shareholders' right to act by written consent.

For	Against	Abstain	Broker Non-Votes
210,184,684	291,750,232	3,096,205	91,259,572

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	May 22, 2026	By:	/s/ Jeffrey J. Pochowicz
Jeffrey J. Pochowicz Vice President – Associate General Counsel and Corporate Secretary